UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014

Forward Industries, Inc.
(Exact name of registrant as specified in its charter)

New York	000-6669	13-1950672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Rosemary Ave. Ste. 219 West Palm Beach, FL		33401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 465-0030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 22, 2014, Forward Industries, Inc. (“Forward” or the “Company”) issued a press release announcing that it has filed a lawsuit against Terence Bernard Wise, a director of the Company, and his long-time business partner, Jenny P. Yu, alleging multiple violations of federal securities laws, including the filing of deceptive and deficient Schedules 13D and proxy solicitation materials with the Securities and Exchange Commission.

The press release also discusses the lawsuit filed by Mr. Wise in a New York State Court against the five members of the Board comprising the Special Committee, seeking a temporary restraining order and an injunction that would prevent a majority of the Board from voting on proposals to raise capital or engage in any extraordinary transactions.  The Court declined to issue a restraining order, did not schedule a hearing on Mr. Wise’s proposed preliminary injunction, and expressed strong skepticism about the relief requested by Mr. Wise.

The foregoing description is qualified in its entirety by reference to the above-referenced press release, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 22, 2014 (filed herewith).

Forward Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s current expectations and projections about its future results, performance, prospects and opportunities.  The Company has tried to identify these forward-looking statements by using words such as “may,” “should,” “expect,” “hope,” “anticipate,” “believe,” “intend,” “plan,” “estimate” and similar expressions.  These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties and other factors that could cause its actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  No assurance can be given that the actual results will be consistent with the forward-looking statements.  Investors should read carefully the factors described in the “Risk Factors” section of the Company’s filings with the SEC, including the Company’s Form 10-K for the year ended September 30, 2013 for information regarding risk factors that could affect the Company’s results.  Except as otherwise required by Federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC
Dated: July 22, 2014	By:	/s/ Robert Garrett
		Name:	Robert Garrett
		Title:	Chief Executive Officer